                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): January 3, 1997


                       CHANCELLOR BROADCASTING COMPANY
            (Exact Name of Registrant as Specified in Its Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

            0-27726                                      75-2538487
     (Commission File Number)               (I.R.S. Employer Identification No.)

12655 North Central Expressway, Suite 405, Dallas, Texas            75243
       (Address of Principal Executive Offices)                   (Zip Code)

                                (972) 239-6220
             (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS

     On January 3, 1997, Chancellor Broadcasting Company (together with its subsidiaries, (the "Company") issued the press release filed herewith as
Exhibit 99. In connection with the offering of its __% Convertible Preferred Stock referred to in the attached press release, the Company prepared a preliminary offering memorandum that contained an estimate of the Company's
1996 results of operations, on an actual and pro forma basis, to give effect to the consummation of certain pending acquisitions, asset swaps and dispositions. In addition, the preliminary offering memorandum contained certain pro forma financial statements of operations for the year ended December 31, 1995 and for the nine months ended September 30, 1995 and 1996, and a pro forma balance sheet as of September 30, 1996. These estimates and pro forma financial statements are set forth below.

     The following unaudited pro forma financial information (the "Pro Forma Financial Information") is based on the historical financial statements of
(i) the Company, (ii) KDWB-FM (acquired by the Company in August 1995),
(iii) Trefoil Communications, Inc. and its wholly owned subsidiary, Shamrock Broadcasting, Inc., and its respective subsidiaries (collectively, "Shamrock Broadcasting") (acquired by the Company in February 1996), (iv) KIMN-FM and KALC-FM (acquired by the Company in July 1996), (v) the stations to be acquired the ("Colfax Acquisition") from Colfax Communications, Inc. and its associates ("Colfax"), (vi) KOOL-FM (acquired by Colfax in April 1996), (vii) the stations acquired by Colfax from Sundance Broadcasting, Inc. in September 1996, (viii) the stations in Orlando, Florida to be acquired (the "Omni Acquisition") from OmniAmerica Group (the "Omni Stations"), (ix) KSTE-AM in Sacramento, California, which will be acquired from American Radio System Corporation, (x) the three
FM and one AM stations in Nassau-Suffolk (Long Island) to be acquired from SFX Communications, Inc. and (xi) WKYN-AM, acquired by the Company in November 1996. Financial information for the SFX stations in Nassau-Suffolk, KSTE-AM and WKYN-AM is shown in the Pro Forma Information under the caption "All Other".

     The pro forma condensed statements of operations for the year ended December 31, 1995 and for the nine months ended September 30, 1995 and 1996 give effect to the consummation of the acquisition of Shamrock Broadcasting, the acquisition of KDWB-FM, the exchange of a Houston station for two Denver stations and the acquisition of WKYN-AM (collectively, the "Completed Transactions") and the disposition of WWWW-FM and WDFN-AM in Detroit, the acquisition of the Colfax stations (two of which will be divested) and the acquisition of the Omni Stations (five of which will be divested in exchange for the SFX Nassau-Suffolk stations and KSTE-AM in Sacramento (collectively the "Pending Transactions") and, in each case, the financing thereof, as if each such transaction had occurred on January 1, 1995. The pro forma balance sheet as of September 30, 1996 has been prepared as if the Pending Transactions and the financing thereof, had occurred on that date. The Pro Forma Financial Information is not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.

     The purchases of KDWB-FM and Shamrock Broadcasting were accounted for using the purchase method of accounting. The Denver Exchange was accounted for using the fair value of the Houston station and the additional cash consideration paid. The Pending Transactions will be accounted for using the purchase method of accounting. The total purchase costs of the acquisitions and exchanges will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Pro Forma Financial Information is preliminary. The final allocation of the purchase price is contingent upon the receipt of final appraisals of the acquired assets; however, such allocation is not expected to differ materially from the preliminary allocation.

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                          YEAR ENDED DECEMBER 31, 1995

                                                                            HISTORICAL
                                     -----------------------------------------------------------------------------------------
                                                    SHAMROCK               KIMN-FM                                     OMNI
                                     CHANCELLOR   BROADCASTING   KDWB-FM   KALC-FM    COLFAX    SUNDANCE   KOOL-FM   STATIONS
                                     ----------   ------------   -------   --------   -------   --------   -------   ---------
Net revenues........................ $  64,322      $ 94,605      $ 893     $7,205    $30,143   $14,840    $4,914     $13,468
                                     ----------     --------      -----     ------    -------   -------    ------     -------
Station operating expenses..........    37,464        73,720        473      6,193     22,169     9,774     3,573       9,128
Depreciation and amortization.......     9,047         8,751        518        875      6,505     2,145       899       1,576
Corporate expenses..................     1,816         3,139         --         --         --        --        --          --
Stock option compensation expense...     6,360            --         --         --         --        --        --          --
                                     ----------     --------      -----     ------    -------   -------    ------     -------
  Operating income (loss)...........     9,635         8,995        (98)       137      1,469     2,921       442       2,764
Interest expense....................    17,324        14,703         --         --        656        --     1,162          --
Other (income) expense..............        42           (78)        23          2        771        21        --        (264)
                                     ----------     --------      -----     ------    -------   -------    ------     -------
  Income (loss) before provision for
    income taxes....................    (7,731)       (5,630)      (121)       135         42     2,900      (720)      3,028
Provision for income taxes..........     3,800        (1,287)       (93)        --         --        --        --          --
Dividends and accretion on preferred
  stock of subsidiary...............        --            --         --         --         --        --        --          --
                                     ----------     --------      -----     ------    -------   -------    ------     -------
  Net income (loss).................   (11,531)     $ (4,343)     $ (28)    $  135    $    42   $ 2,900     $(720)    $ 3,028
                                                    ========      =====     ======    =======   =======    ======     =======
Dividends on preferred stock........        --
                                     ----------
Loss applicable to common shares.... $ (11,531)
                                     ==========
Deficiency of earnings to fixed
  charges and preferred stock
  dividends and accretions.......... $   7,731
Loss per common share(R)............ $   (1.30)
Weighted average number of shares
  outstanding(R).................... 8,850,075

                                      HISTORICAL
                                      ----------
                                        ALL
                                       OTHER         ADJUSTMENTS     PRO FORMA
                                      -------        -----------     ----------
Net revenues........................  $13,508         $    (540)(A)  $ 223,429
                                                        (19,929)(B)
                                      -------         ---------      ---------
Station operating expenses..........    9,343              (540)(A)    143,965
                                                        (15,891)(B)
                                                        (11,441)(C)
Depreciation and amortization.......    2,927             4,757 (D)     38,000
Corporate expenses..................    1,460            (2,015)(E)      4,400
Stock option compensation expense...       --                --          6,360
                                      -------         ---------      ---------
  Operating income (loss)...........     (222)            4,661         30,704
Interest expense....................       25            21,978 (F)     55,848
Other (income) expense..............      (12)               --            505
                                      -------         ---------      ---------
  Income (loss) before provision for
    income taxes....................     (235)          (17,317)       (25,649)
Provision for income taxes..........       --             8,505 (G)     10,925
Dividends and accretion on preferred
  stock of subsidiary...............       --            26,340 (H)     26,340
                                      -------         ---------      ---------
  Net income (loss).................  $  (235)        $ (52,162)       (62,914)
                                      =======         =========
Dividends on preferred stock........                  $   6,500 (H)      6,500
                                                                     ---------
Loss applicable to common shares....                                 $ (69,414)
                                                                     =========
Deficiency of earnings to fixed
  charges and preferred stock
  dividends and accretions..........                                 $  80,382
Loss per common share(R)............                                 $   (3.63)
Weighted average number of shares
  outstanding(R)....................                                19,110,230

           See Accompanying Notes to Pro Forma Financial Information

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                      NINE MONTHS ENDED SEPTEMBER 30, 1995

                                                                            HISTORICAL
                                      ---------------------------------------------------------------------------------------
                                                     SHAMROCK               KIMN-FM                                    OMNI
                                      CHANCELLOR   BROADCASTING   KDWB-FM   KALC-FM   COLFAX    SUNDANCE   KOOL-FM   STATIONS
                                      ----------   ------------   -------   -------   -------   --------   -------   --------
Net revenues.......................... $  47,921     $ 69,630      $ 893    $5,210    $21,692   $10,718    $3,497    $11,134
                                       ---------     --------      -----    ------    -------   -------    ------    -------
Station operating expenses............    28,120       55,413        473     4,519     15,678     7,389     2,838      7,370
Depreciation and amortization.........     6,708        6,549        518       699      5,084     1,761       657      1,331
Corporate expenses....................     1,292        2,515         --        --         --        --        --         --
Stock option compensation expense.....     5,410           --         --        --         --        --        --         --
                                       ---------     --------      -----    ------    -------   -------    ------    -------
        Operating income (loss).......     6,391        5,153        (98)       (8)       930     1,568         2      2,433
Interest expense......................    12,780       11,067         --        --        476        --       876         --
Other (income) expense................        82         (169)        23        --        939        17        --        (84)
                                       ---------     --------      -----    ------    -------   -------    ------    -------
        Income (loss) before provision
          for income taxes............    (6,471)      (5,745)      (121)       (8)      (485)    1,551      (874)     2,517
Provision for income taxes............     2,829       (1,798)       (93)       --         --        --        --         --
Dividends and accretion on preferred
  stock of subsidiary.................        --           --         --        --         --        --        --         --
                                       ---------     --------      -----    ------    -------   -------    ------    -------
        Net income (loss).............    (9,300)    $ (3,947)     $ (28)   $   (8)   $  (485)  $ 1,551    $ (874)   $ 2,517
                                                     ========      =====    ======    =======   =======    ======    =======
Dividends on preferred stock..........        --
                                       ---------
Loss applicable to common shares...... $  (9,300)
                                       =========
Deficiency of earnings to fixed
  charges and preferred stock
  dividends and accretion............. $   6,471
Loss per common share (R)............. $   (1.05)
Weighted average number of shares
  outstanding (R)..................... 8,849,851

                                        HISTORICAL
                                        ----------
                                          ALL
                                         OTHER         ADJUSTMENTS      PRO FORMA
                                        -------        ------------     ----------
Net revenues..........................  $10,169          $   (540)(A)   $ 165,504
                                                          (14,820)(B)
                                        -------          --------       ---------
Station operating expenses............    7,084              (540)(A)     107,906
                                                          (12,192)(B)
                                                           (8,246)(C)
Depreciation and amortization.........    1,868             3,325 (D)      28,500
Corporate expenses....................      987            (1,494)(E)       3,300
Stock option compensation expense.....       --                --           5,410
                                        -------          --------       ---------
        Operating income (loss).......      230             3,787          20,388
Interest expense......................       22            16,880 (F)      42,101
Other (income) expense................       --                --             808
                                        -------          --------       ---------
        Income (loss) before provision
          for income taxes............      208           (13,093)        (22,521)
Provision for income taxes............       40             7,216 (G)       8,194
Dividends and accretion on preferred
  stock of subsidiary.................       --            19,511 (H)      19,511
                                        -------          --------       ---------
        Net income (loss).............  $   168          $(39,820)        (50,226)
                                        =======          ========
Dividends on preferred stock..........                      4,875 (H)   $   4,875
                                                                        ---------
Loss applicable to common shares......                                  $ (55,101)
                                                                        =========
Deficiency of earnings to fixed
  charges and preferred stock
  dividends and accretion.............                                  $  63,164
Loss per common share (R).............                                  $   (2.88)
Weighted average number of shares
  outstanding (R).....................                                 19,110,230

           See Accompanying Notes to Pro Forma Financial Information

             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)
                      NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                   HISTORICAL
                                                  -----------------------------------------------------------------------------
                                                                 SHAMROCK     KIMN-FM                                    OMNI
                                                  CHANCELLOR   BROADCASTING   KALC-FM   COLFAX    SUNDANCE   KOOL-FM   STATIONS
                                                  ----------   ------------   -------   -------   --------   -------   --------
Net revenues..................................... $ 122,838      $  8,464     $1,796    $28,146   $12,104    $1,431     $7,445
                                                  ----------     --------     -------   -------   -------    ------    -------
Station operating expenses.......................    74,922         7,762      1,617     18,684     7,678       852      5,325
Depreciation and amortization....................    17,704           595        511      3,933     1,242       229      1,458
Corporate expenses...............................     3,377         2,215         --         --        --        --         --
Stock option compensation expense................     2,850            --         --         --        --        --         --
                                                  ----------     --------     -------   -------   -------    ------    -------
  Operating income (loss)........................    23,985        (2,108)      (332)     5,529     3,184       350        662
Interest expense.................................    24,469         1,380         --      3,227        --       299         --
Other (income) expense...........................       130            49     (2,847)      (120)       25        --       (404)
                                                  ----------     --------     -------   -------   -------    ------    -------
  Income (loss) before provision for income
    taxes........................................      (614)       (3,537)     2,515      2,422     3,159        51      1,066
Provision for income taxes.......................     2,201            --         --         --        --        --         --
  Dividends and accretion on preferred stock of
    subsidiary...................................     8,187            --         --         --        --        --         --
                                                  ----------     --------     -------   -------   -------    ------    -------
  Net income (loss) before extraordinary loss....   (11,002)       (3,537)     2,515      2,422     3,159        51      1,066
Extraordinary loss on early extinguishment of
  debt...........................................     5,609            --         --         --        --        --         --
                                                  ----------     --------     -------   -------   -------    ------    -------
  Net income (loss)..............................   (16,611)     $ (3,537)    $2,515    $ 2,422   $ 3,159    $   51     $1,066
                                                                 ========     =======   =======   =======    ======    =======
Dividends on preferred stock.....................        --
Loss on repurchase of preferred stock............    16,570
                                                  ----------
Loss applicable to common shares................. $ (33,181)
                                                  ==========
Deficiency of earnings to fixed charges and
  preferred stock dividends and accretion........ $   8,801
Loss per common share (R)........................ $   (2.06)
Weighted average number of shares outstanding
  (R)............................................16,125,754

                                                   HISTORICAL
                                                   ----------
                                                   ALL OTHER        ADJUSTMENTS      PRO FORMA
                                                   ---------        ------------     ----------
Net revenues.....................................   $ 6,933           $(10,754)(B)   $ 176,670
                                                                        (1,733)(K)
                                                    -------           --------       ---------
Station operating expenses.......................     5,348             (5,934)(B)     110,581
                                                                        (1,900)(C)
                                                                        (3,773)(K)
Depreciation and amortization....................     2,307                806 (D)      28,785
Corporate expenses...............................     1,024             (2,491)(E)       4,125
Stock option compensation expense................        --                 --           2,850
                                                    -------           --------       ---------
  Operating income (loss)........................    (1,746)               805          30,329
Interest expense.................................        27             11,638 (F)      41,040
Other (income) expense...........................    (5,100)                --          (8,267)
                                                    -------           --------       ---------
  Income (loss) before provision for income
    taxes........................................     3,327            (10,833)         (2,444)
Provision for income taxes.......................        --              5,993 (G)       8,194
  Dividends and accretion on preferred stock of
    subsidiary...................................        --             13,772 (H)      21,959
                                                    -------           --------       ---------
  Net income (loss) before extraordinary loss....     3,327            (30,598)        (32,597)
Extraordinary loss on early extinguishment of
  debt...........................................        --             (5,609)(I)          --
                                                    -------           --------       ---------
  Net income (loss)..............................   $ 3,327           $(24,989)        (32,597)
                                                    =======           ========
Dividends on preferred stock.....................                     $  4,875 (H)       4,875
Loss on repurchase of preferred stock............                      (16,570)(J)          --
                                                                                     ---------
Loss applicable to common shares.................                                    $ (37,472)
                                                                                     =========
Deficiency of earnings to fixed charges and
  preferred stock dividends and accretion........                                    $  47,167
Loss per common share (R)........................                                    $   (1.96)
Weighted average number of shares outstanding
  (R)............................................                                   19,110,230


           See Accompanying Notes to Pro Forma Financial Information

                       UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1996
                             (DOLLARS IN THOUSANDS)

                                     ASSETS

                                                                HISTORICAL
                                              -----------------------------------------------
                                                                          OMNI
                                              CHANCELLOR     COLFAX     STATIONS    ALL OTHER    ADJUSTMENTS      PRO FORMA
                                              ----------    --------    --------    ---------    -----------      ----------
Current assets:
  Cash.......................................  $  5,112     $  2,504    $ 1,823      $ 2,755      $  (4,579)(L)   $   7,615
  Accounts receivable, net...................    42,172        9,848        718          470         (1,188)(L)      52,020
  Prepaid expenses and other.................     1,955          646         19           83                          2,703
                                               --------     --------    -------      -------      ---------       ---------
        Total current assets.................    49,239       12,998      2,560        3,308         (5,767)         62,338
Restricted cash..............................    20,000           --         --           --        (20,000)(M)          --
Property and equipment, net..................    49,082       10,218     23,432        4,908             15 (N)      87,655
Intangible and other assets, net.............   586,863      147,520     14,636       33,249         (4,870)(M)   1,008,158
                                                                                                    230,760 (N)
                                               --------     --------    -------      -------      ---------      ----------
        Total assets.........................  $705,184     $170,736    $40,628      $41,465      $ 200,138      $1,158,151
                                               ========     ========    =======      =======      =========      ==========

                                        LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Current liabilities:
  Current portion of long-term debt..........       400           --         --           --          9,725 (M)      10,125
  Accounts payable and other accrued
    expenses.................................    14,487        4,186         55          363           (185)(O)      18,906
                                               --------     --------    -------      -------      ---------       ---------
        Total current liabilities............    14,887        4,186         55          363          9,540          29,031
                                               --------     --------    -------      -------      ---------       ---------
Long-term debt...............................   364,708       57,950         --           --        (57,950)(M)     600,324
                                                                                                    235,616 (M)
Deferred tax liability.......................    19,037           --         --           --             --          19,037
Other........................................       821           --         --           77             --             898
                                               --------     --------    -------      -------      ---------       ---------
        Total liabilities....................   399,453       62,136         55          440        187,206         649,290
Senior exchangeable preferred stock..........   103,853           --         --           --             --         103,853
Exchangeable preferred stock.................        --           --         --           --         96,500 (P)      96,500
Stockholders' equity.........................   201,878      108,600     40,573       41,025         (4,870)(M)     308,508
                                                                                                   (190,198)(Q)
                                                                                                     96,500 (P)
                                                                                                     15,000 (P)
                                               --------     --------    -------      -------      ---------      ----------
        Total liabilities and stockholder's
          equity.............................  $705,184     $170,736    $40,628      $41,465      $ 200,138      $1,158,151
                                               ========     ========    =======      =======      =========      ==========

           See Accompanying Notes to Pro Forma Financial Information

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

(A) The adjustment represents the elimination of time brokerage fees paid by the Company in 1995 to Midcontinent Radio of Minnesota, Inc. from February 1, 1995 to July 31, 1995 pursuant to an LMA relating to KDWB-FM.

(B) The adjustment represents the elimination of net revenues and station operating expenses of the Houston station, which was exchanged for two Denver stations (KIMN and KALC) in July 1996, and the Detroit and Milwaukee stations, which are pending disposition:

                                                                          HOUSTON     DETROIT     MILWAUKEE      TOTAL
                                                                          -------     -------     ---------     -------
       YEAR ENDED DECEMBER 31, 1995
       ----------------------------
         Net revenues...................................................  $4,125      $7,757       $ 8,047      $19,929
         Station operating expenses.....................................   4,032       7,082         4,777       15,891

       NINE MONTHS ENDED SEPTEMBER 30, 1995
       ------------------------------------
         Net revenues...................................................   3,229       5,619         5,972       14,820
         Station operating expenses.....................................   3,312       5,275         3,605       12,192

       NINE MONTHS ENDED SEPTEMBER 30, 1996
       ------------------------------------
         Net revenues...................................................   1,464       2,980         6,310       10,754
         Station operating expenses.....................................     726       1,361         3,847        5,934

(C) The adjustment reflects cost savings resulting from the elimination of redundant operating expenses arising from the combination of the Company and Shamrock Broadcasting, including the elimination of certain station management positions, the standardization of employee benefits and compensation practices and the implementation of operating strategies currently utilized by the Company's management. The pro forma cost savings are summarized as follows:

                                                                                                   NINE MONTHS ENDED
                                                                               YEAR ENDED            SEPTEMBER 30,
                                                                               DECEMBER 31,      ---------------------
                                                                                  1995            1995           1996
                                                                               -----------       ------         ------
       SHAMROCK BROADCASTING
       ---------------------
         Selling expenses....................................................    $ 3,135         $2,422         $  523
         Programming and technical...........................................      2,297          1,610            383
         Advertising and promotions..........................................      2,554          1,484            422
         General and administrative..........................................      3,455          2,730            572
                                                                                 -------         ------         ------
               Total.........................................................    $11,441         $8,246         $1,900
                                                                                 =======         ======         ======

(D) The adjustment reflects (i) a change in depreciation and amortization resulting from conforming the estimated useful lives of the acquired stations and (ii) the additional depreciation and amortization expense resulting from the allocation of the purchase price of the acquired stations, net of stations exchanged and sold, including an increase in property and equipment and intangible assets to their estimated fair market value and the recording of goodwill associated with the acquisitions. Goodwill is amortized over 40 years.

(E) The adjustment reflects cost savings anticipated to be achieved by operating all of the stations under the Company's decentralized management strategy and from the elimination of redundant management costs.

(F) The adjustment reflects the effect on interest expense of the change in debt structure resulting from each pro forma event. Pro forma interest reflects $260,000 of Subordinated Notes, with an annual interest rate of 10.0%, and $350,449 of bank financing with an annual interest rate of approximately 8.7%.

(G) The adjustment reflects the increase in the provision for income taxes resulting from the deferred tax liabilities generated during each period from the respective acquisitions, offset by the reversal of book/tax basis differences of Shamrock Broadcasting during each period had the acquisition occurred on January 1, 1995.

(H) The adjustment reflects the dividends and accretion on the Chancellor Radio Broadcasting Company's ("Broadcasting") 12 1/4% Series A Cumulative Senior Exchangeable Preferred Stock, par value $0.01 per share (the "Senior Exchangeable Preferred Stock"), where not already included, and Broadcastings' ___% Exchangeable Preferred Stock, par value $0.01 per share (the "Exchangeable Preferred Stock"), and the Company's ___% Convertible Preferred Stock.

(I) The adjustment reflects the elimination of a non-recurring extraordinary loss on early extinguishment of debt in connection with the refinancing of the Company's term and revolving loan facilities in conjunction with the acquisition of Shamrock Broadcasting and a partial prepayment of the Company's existing credit agreement in August 1996.

(J) The adjustment reflects the elimination of a non-recurring loss on repurchase of preferred stock which was recognized in March 1996 in connection with the acquisition of Shamrock Broadcasting.

(K) The adjustment reflects the elimination of the LMA and related facility fee payments for the acquisition of the Omni Stations and the subsequent swaps.

(L) The adjustment represents the elimination of the historical cash and receivables balances, net of the allowance for bad debts, for the Omni Transaction, as the respective acquisition and exchange agreements exclude these items.

(M) The adjustment reflects (i) the application of the restricted cash ($20,000) and borrowings under the Company's proposed amended and restated $475.0 million credit agreement ($350,449) to finance the Colfax Acquisition and the Omni Acquisition, net of the proceeds of the pending station swaps and dispositions, (ii) the repayment of the existing credit agreement
    ($105,108) and (iii) the elimination of $4,870 of the Company's deferred financing costs associated with the existing credit agreement, which will be recognized as an extraordinary loss in the period the refinancing occurs.

(N) The adjustment reflects the allocation of the purchase price of the pending acquisitions, net of the pending dispositions and exchanges, to the assets being acquired and liabilities being assumed resulting in an increase in property and equipment and intangible assets to their estimated fair values and the recording of goodwill associated with the transactions as follows:

                                                                            OMNI
                                                              COLFAX     TRANSACTION    ALL OTHER    CORPORATE     TOTAL
                                                             --------    -----------    ---------    ---------    --------
       Cash................................................  $  2,504                                             $  2,504
       Accounts receivable, net............................     9,848                                                9,848
       Prepaid expenses and other..........................       646           102                                    748
       Property and equipment..............................    27,735        13,313       (2,475)                   38,573
       Goodwill............................................   303,572       146,143      (27,051)                  422,664
       Deferred financing..................................        --            --           --        3,500        3,500
       Accounts payable and other accrued expenses.........    (4,186)         (418)          91                    (4,513)
                                                             --------     ---------     --------      -------     --------
               Total.......................................  $340,119     $ 159,140     $(29,435)     $ 3,500     $473,325
                                                             ========     =========     ========      =======     ========

(O) The adjustment represents the elimination of the accounts payable and other accrued expenses for the Detroit and Milwaukee stations, which are being sold.

(P) The adjustment reflects (i) the sale of the Exchangeable Preferred Stock, net of related transaction costs ($96,500), (ii) the sale of the Convertible Preferred Stock, net of related transaction costs ($96,500) and (iii) the sale of the Class A Common Stock ($15,000) pursuant to the Omni Acquisition agreement.

(Q) The adjustment reflects the elimination of the historical equity balances of the stations being acquired.

(R) Reflects the effect of the recapitalization of the number of shares outstanding and the additional shares issued in 1996 in conjunction with the Company's initial public offering of its Class A Common Stock, the purchase by HM2/HMW, L.P. of 1,185,521 shares of Class A Common Stock for $23.0 million in February 1996 and the additional Class A Common Stock to be issued in conjunction with the Omni Acquisition.

                        ESTIMATED RESULTS OF OPERATIONS

    Based on preliminary information available to management, the Company is currently estimating that its net revenue and broadcast cash flow for the year ended December 31, 1996 will be $178.0 million and $67.1 million, respectively. On a pro forma basis after giving effect to the consummation of the Completed Transactions and the Pending Transactions and the financing thereof, as though such transactions had occurred of January 1, 1996, the Company is currently estimating, based on its analysis of unaudited information of the businesses to be acquired through November 30, 1996, that its net revenue and broadcast cash flow for the year ended December 31, 1996 would be $247.7 million and $100.2 million, respectively, which includes $2.3 million of cost savings related to the Colfax Acquisition. Neither the Company's results of operations nor those of the businesses to be acquired in the Pending Transactions for the year ended December 31, 1996 have been audited or reviewed by the Company's independent accountants. Accordingly, investors are cautioned against placing undue reliance on the foregoing estimates.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits.

        99.     Press release dated January 3, 1997.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behlaf by the undersigned hereunto duly authorized.


                                        PENNCORP FINANCIAL GROUP, INC.



Date: January 6, 1997                By  /s/ ERIC W. NEUMANN
                                        ----------------------------------------
                                        Eric W. Neumann
                                        Senior Vice President-Finance

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  99            -  Press Release dated January 3, 1997.
